SNDA NYSE Listed Leading Owner, Operator & Investor Investor Presentation Third Quarter 2025 November 10, 2025

Forward-Looking Statements 2 This investor presentation contains forward-looking statements which are subject to certain risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements, including, among others, the risks, uncertainties and factors set forth under “Item. 1A. Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the Securities and Exchange Commission (the “SEC”) on March 17, 2025, the Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 filed with the SEC on November 10, 2025, and also include the following: the Company’s ability to generate sufficient cash flows from operations, proceeds from equity issuances and debt financings, and proceeds from the sale of assets to satisfy its short and long-term debt obligations and to fund the Company’s acquisitions and capital improvement projects to expand, redevelop, and/or reposition its senior living communities; elevated market interest rates that increase the cost of certain of our debt obligations; increased competition for, or a shortage of, skilled workers, including due to general labor market conditions, along with wage pressures resulting from such increased competition, low unemployment levels, use of contract labor, minimum wage increases and/or changes in immigration or overtime laws; the Company’s ability to obtain additional capital on terms acceptable to it; the Company’s ability to extend or refinance its existing debt as such debt matures; the Company’s compliance with its debt agreements, including certain financial covenants and the risk of cross-default in the event such non-compliance occurs; the Company’s ability to complete acquisitions and dispositions upon favorable terms or at all, including the possibility that the expected benefits and the Company’s projections related to such acquisitions may not materialize as expected; the termination of or occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement and Plan of Merger (the “Merger Agreement”) or the inability to complete the proposed transaction on the anticipated terms or by the end of the Outside Date (as defined in the Merger Agreement); the inability to complete the proposed transaction due to the failure to satisfy all of the conditions to closing in a timely manner or at all, or the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated; costs related to the proposed transaction; the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters; the risk of litigation action related to the proposed transaction; the Company’s ability to maintain effective internal controls over financial reporting and remediate the identified material weakness discussed in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024; the cost and difficulty of complying with applicable licensure, legislative oversight, or regulatory changes; changes in reimbursement rates, methods or timing of payment under government reimbursement programs, including Medicaid; risks associated with current global economic conditions and general economic factors such as elevated labor costs due to shortages of medical and non-medical staff, competition in the labor market, increased costs of salaries, wages and benefits, and immigration laws, the consumer price index, commodity costs, fuel and other energy costs, supply chain disruptions, increased insurance costs, tariffs, elevated interest rates and tax rates; the impact from or the potential emergence and effects of a future epidemic, pandemic, outbreak of infectious disease or other health crisis; the Company’s ability to maintain the security and functionality of its information systems, to prevent a cybersecurity attack or breach, and to comply with applicable privacy and consumer protection laws, including HIPAA; and changes in accounting principles and interpretations. We caution you that the risks, uncertainties and other factors referenced above may not contain all of the risks, uncertainties and other factors that are important to you. In addition, we cannot assure you that we will realize the results, benefits or outcomes that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected.

Disclaimer 3 Important Information and Where to Find It This presentation includes information that relates to a proposed transaction involving the Sonida Senior Living, Inc. (“Sonida”) and CNL Healthcare Properties, Inc. (“CHP”). In connection with the proposed transaction, Sonida and CHP will each file relevant materials with the SEC, including a registration statement on Form S-4 to register the shares of Sonida common stock to be issued to the CHP stockholders in connection with the proposed transaction. The registration statement will include a joint proxy statement/prospectus which will be sent to the stockholders of CHP and the stockholders of Sonida seeking their respective approval of the transaction. Sonida and CHP may also file other documents regarding the proposed transaction with the SEC. This communication is not intended to be, and is not, a substitute for such filings or for any other document that Sonida and/or CHP may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, SONIDA’S AND CHP’S RESPECTIVE STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SONIDA, CHP AND THE PROPOSED TRANSACTION. Investors and shareholders may obtain copies of these documents and other documents filed by Sonida and CHP with the SEC free of charge through the website maintained by the SEC at www.sec.gov or from Sonida at its website, sonidaseniorliving.com, under the heading Investor Relations, or from CHP at its website, cnlhealthcareproperties.com. Participants in the Solicitation Sonida and CHP, their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC. Information about the interests of the directors and executive officers of Sonida and CHP and other persons who may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus related to the transaction, which will be filed with the SEC. Information about the directors and executive officers of Sonida and their ownership of Sonida equity interests can be found in Sonida’s definitive proxy statement in connection with its 2025 Annual Meeting of Stockholders, filed with the SEC on April 29, 2025; in the Form 3 and Form 4 statements of beneficial ownership and statements of changes in beneficial ownership filed with the SEC by Sonida’s directors and executive officers; and in other documents filed by Sonida with the SEC. Information about the directors and executive officers of CHP and their ownership of CHP equity interests is set forth in the definitive proxy statement for CHP’s 2024 Annual Meeting of Stockholders, filed with the SEC on September 16, 2024 and in other documents filed by CHP with the SEC.

Sonida Overview 4

Senior Living Owner, Operator & Investor in the U.S.

SONIDA SENIOR LIVING

- ✓ **Owner and operator of independent living (IL), assisted living (AL)** and **memory care (MC)** communities; **84 owned** (including 8 owned through joint ventures) and **13 managed** on behalf of third-party owners
- ✓ Public **pure-play** senior living **C-corp owner and operator**, allowing for **high financial and operational flexibility** to take advantage of the **compelling consolidation opportunity** in a highly fragmented sector
- ✓ **Regionally-focused and growing portfolio spread across 20 states** and concentrated in markets with **attractive demographic trends**: population growth, income growth and increased chronic medical conditions relative to the growing 75+ age group
- ✓ Focus on **organic growth** through continuous community operational improvements and excellence as well as disciplined **inorganic accretive growth** through acquisitions, joint ventures and third-party management contracts
- ✓ **Signature activity programming** (*Joyful Living*™ life enrichment), **personalized MC plans** (*Magnolia Trails*™) and **elevated meal & dining service** (*Grove Menu*)
- ✓ **Proactive management of debt** with effective weighted average interest rate of 5.50% (as of September 30, 2025)

Total Portfolio(1)

97	Geographically Concentrated Portfolio Communities
~10,250	Aggregate Resident Capacity
91.9%	Private Pay Resident Composition
$296M	Gross Assets Acquired since 2024(2) (23 Properties)

Same-Store Community KPIs(1)(3)

87.7%	Q3'25 **Weighted Average Occupancy**
$4,353	Q3'25 **RevPOR**(4)
89.0%	Oct 31 **Spot Occupancy**
27.3%	Q3'25 **Community NOI Margin**(5)

(1) As of September 30, 2025. See appendix at the end of this presentation for definitions.
(2) Includes four owned through joint venture investments in consolidated entities and four owned through a joint venture investment in an unconsolidated entity.
(3) Based on Same-Store Community Portfolio which includes operating results and data for 55 consolidated communities. See appendix at the end of this presentation for definitions.
(4) See appendix at the end of this presentation for definition
(5) Community NOI Margin is a non-GAAP financial measure. See appendix at the end of this presentation for reconciliations of non-GAAP financial measures.

Find your joy here.

5

Recent Business Highlights

SONIDA SENIOR LIVING

CNL Healthcare Acquisition

November 2025: Announced definitive merger agreement to acquire 100% of non-traded REIT, CNL Healthcare Properties, Inc. ("CHP"), creating $3B pure-play senior housing company and 8th largest owner of U.S. senior living assets (by units)

- Expected transaction closing, in late Q1 or early Q2 of 2026, subject to shareholder votes from Sonida and CHP and customary closing conditions

YTD 2025 Acquisitions

Acquired high-quality, newer vintage communities at discounts to replacement cost, in strong submarkets, further deepening South and Southeast regional densification:

- **May 2025:** Magnolia Trails at East Lake (Tampa, FL)
  - $11.0M purchase price / $172k per unit / 64 units (Memory Care)
- **June 2025:** The Addison of Alpharetta (Atlanta, GA)
  - $11.0M purchase price / $125k per unit / 88 units (64 Assisted Living; 24 Memory Care)
- **September 2025:** The Jasper of Mansfield (Dallas–Fort Worth, TX)
  - $15.5M purchase price / $159k per unit / 98 units (62 Assisted Living; 36 Memory Care)

Debt

- **Ally Debt bank refinance (closed August 2025)**
  - $122M initial funding ($9M upsize) / $15M future available draws
  - Aug 2030 final maturity (including two 1-year extension options)
  - SOFR + 2.65% performance-based step down to SOFR + 2.45%
- **Extended available capacity to $127M (as of September 30, 2025)**
  - $86M drawn to date and utilized largely for community acquisitions

Find your joy here.

6

Merger - Strategic Rationale Combination of Sonida and CHP Creates a Scaled, Pure-play, High-growth and Differentiated Senior Housing Platform Positioned to Capitalize on Long-term Sector Tailwinds Leading Pure-Play Senior Housing Owner-Operator • Combination creates the 8th largest (1) U.S. senior housing owner with ~14,700 owned units • Upscale senior housing portfolio clustered around key regional markets with strong underlying growth metrics • Attractive sector fundamentals, providing critical services to rapidly growing 80+ population 7 Unique Owner – Operator – Investor Strategy • Benefits of scale from diversification and regional cluster investment strategy • Speed, control and flexibility to pursue value-add strategies in existing portfolio and future acquisitions • Experienced leadership with robust integration experience, strong capital allocation track record, and continued alignment with shareholders Significant Financial Benefits with Meaningful Long-Term Upside • Transaction expected to be immediately accretive to Normalized FFO per share, with expected annual corporate synergies of ~$16 to 20mm • Future upside from operating cost synergies and economies of scale in regional management structures • Increased equity market capitalization, liquidity and access to capital Enhanced Balance Sheet to Capitalize on Multiple Growth Levers • Immediately deleveraging transaction that strengthens balance sheet and improves free cash flow conversion • Ability to invest in high-ROI internal and external growth opportunities (1) Based on ASHA Top 50 Owners 2025.

Merger - Leading Pure-Play Publicly-Traded U.S. Senior Housing Company

SONIDA™ SENIOR LIVING

$3.0bn
Enterprise Value

$195mm[1]
Combined Adjusted EBITDA

153
Owned Properties[2]
(No Operating Leases)

14,700
Owned Units[2]
(No Operating Leases)

100%
Senior Housing

8th
Largest Senior Housing Owner[3]



Ashton at Anderson
Cincinnati, OH



The Addison of St. Johns
Jacksonville, FL



Isle at Cedar Ridge
Austin, TX



MorningStar of Boise
Boise City, ID

C-Corp Structure Provides Sonida with Flexibility and Control over Operations and Capital Allocation Decisions

Note: All metrics are at share.
(1) Estimated figure rounded for illustrative purposes. Based on pro forma 2026E Adjusted EBITDA and includes estimated synergies of $16mm to $20mm.
(2) As of September 30, 2025. Includes 84 Owned Properties for Sonida (including JVs); excludes 13 properties managed for third-party owners. CHP portfolio includes 54 Senior Housing Operating Properties (SHOP) and 15 owned, triple-net properties leased (as landlord) to third-party tenants; excludes one vacant land parcel.
(3) Source: ASHA Top 50 Owners 2025. Based on pro forma number of units for the combined company.

Find your joy here.

8

Merger - A New Top 10 U.S. Senior Housing Owner Combination Creates 8th Largest U.S. Senior Housing Owner # Company Properties Units 1 1,067 112,641 2 756 73,570 3 376 32,448 4 180 24,542 5 224 24,173 6 171 17,660 7 146 16,084 8 153 14,696 9 109 14,296 10 18 12,731 9 100% Senior Housing 92% Private Pay $3bn Enterprise Value (3) Source: ASHA Top 50 Owners 2025. Based on pro forma number of units for the combined company. (1) Pro forma unit count based on 84 owned Sonida properties (excludes managed properties) and CHP’s 69 properties (excludes 1 vacant land parcel). (2) Based on Sonida Available Units for 84 owned assets at share (excludes managed properties) plus total CHP units. (3) Includes the Erickson Senior Living CCRCs. (4) Based on Q3’25 YTD NOI. (1) (Private) (Private) (Private) (Private) (% of Pro Forma Company NOI) (4) (2) 85% SHOP NOI

34% 23% 21% 8% 7% 6% 1% !"#$%&' (%)*& +,-'.%*&' !,-/'*"/MN%&' O*P"4"PM5N S'.%T 5,T'.%*&' Merger - Meaningful Geographic Overlap Combination Creates Leading Pure-play Senior Housing Player with Balanced Diversification in Demographically Attractive Key Geographies ~80% of Combined Portfolio NOI in Overlapping States or Strategic Regional Clusters (1) 10 Dallas Fort- Worth Portland / Seattle Atlanta North/Central Florida Attractive Markets & Strong Underlying Demographics Source: Sonida and CHP management Based on NIC and Green Street data. (1) Represents owned portfolio (at share). (2) Pre-G&A and pre-3rd party management fees. Includes rent from triple-net leased assets. (3) Weighted average based on units (at share). 75+ Pop. Growth (Next 5 Yrs) Median Home Value ($k) Representative / Sample Markets U.S. National Average Sonida / CHP Overlapping States Sonida Only States CHP Only States Sonida CHP Southeast Midwest Texas Pacific Northwest Northeast Mountain West Combined SHOP Portfolio (3) ~$250mm 2026E Total NOI (2) 30% 27% 27% 24% 25% 22% $390k $570k $468k $546k $381k $357k

Sonida Senior Living Footprint

Regionally-Concentrated Portfolio in Markets with Positive Demographic Trends

97 Communities[1]
(84 Owned[2] / 13 Managed)

9,342 Total Units[1][3]
Across **20** States

5,232 Employees[1]
(3,466 FT / 1,766 PT)



15+ Communities
5 - 14 Communities
< 5 Communities
Owned
Managed

Diversified and Balanced Portfolio Across High-Growth Markets and Acuity Settings

% of Total Units[3]

Portfolio Mix by *State*



OH 17%
IN 11%
WI 8%
FL 6%
Other 35%
TX 23%
9,342 Units

Portfolio Mix by *Acuity*



AL 48%
IL 35%
MC 17%
9,342 Units

***Occupancy* Distribution[4]**

# of Communities / (% of Total Owned Operating Portfolio)



95.0%+
20 (24%)
90.0-94.9%
19 (23%)
85.0-89.9%
9 (11%)
80.0-84.9%
10 (12%)
75.0-79.9%
11 (13%)
65.0-75.0%
9 (11%)
<65%
6 (7%)
-
5
10
15
20
25

9 of the 15
communities with occupancy <75% are from 2024 and 2025 acquisitions

***Service Mix* Distribution[4][5]**

# of Communities / (% of Total Owned Operating Portfolio)



AL/MC
40 (48%)
IL/AL/MC
16 (19%)
IL
11 (13%)
AL
8 (10%)
IL/AL
7 (8%)
MC
2 (2%)
-
5
10
15
20
25
30
35
40
45

(1) Based on Total Portfolio as of September 30, 2025. See appendix at the end of this presentation for definitions.
(2) Includes four owned through joint venture investments in consolidated entities and four owned through a joint venture investment in an unconsolidated entity.
(3) Based on Total Units as of September 30, 2025. See appendix at the end of this presentation for definitions.
(4) Based on Total Owned Operating Portfolio as of September 30, 2025. See appendix at the end of this presentation for definitions).
(5) Data based on Q3'25 average.

11

Recent Financial Highlights

Sonida Senior Living

Total Portfolio At-Share[1]

Q3 2025 YoY Change

- **RevPOR**: +9.6%
- **Community NOI[2]**: +20.7%
- **Community NOI Margin[2]**: (120) bps[3]
- **Adjusted EBITDA[2]**: +29.6%

YTD 2025 YoY Change

- **RevPOR Growth**: +10.0%
- **Community NOI[2]**: +25.5%
- **Community NOI Margin[2]**: (70) bps[3]
- **Adjusted EBITDA[2]**: +34.3%

Same-Store Communities[4]

Q3 2025 YoY Change

- **RevPOR Growth**: +4.7%
- **Community NOI[2]**: +2.5%
- **Community NOI Margin[2]**: (80) bps

YTD 2025 YoY Change

- **RevPOR**: +4.9%
- **Community NOI[2]**: +8.4%
- **Community NOI Margin[2]**: +60 bps

Occupancy

- **Q3 Weighted Average**: 87.7% / +60 bps
- **October Weighted Average**: 88.0%
- **October 31 Spot**: 89.0%

2024 Acquisition Communities At-Share[1]

Q3 2025 QoQ Sequential Change

- **Weighted Average Occupancy**: +370 bps
- **Resident Revenue:** +5.0%
- **Community NOI**: +25.2%
- **Community NOI Margin**: +470 bps

YTD 2025 vs December 2024 (annualized) Change[5]

- **Weighted Average Occupancy**: +210 bps
- **RevPOR**: +4.8%
- **Community NOI**: +96.4%
- **Community NOI Margin**: +1,190 bps

Figures rounded to the nearest tenth and numbers presented may vary to numbers presented in the appendix due to rounding.
(1) Reflects Sonida's respective ownership share of certain acquisitions: Stone JV acquisition (32.71% ownership share) and Palatine JV acquisition (51% ownership share).
(2) Community NOI, Community NOI Margin and Adjusted EBITDA are non-GAAP financial measures (see reconciliation of non-GAAP financial measures in appendix tables at the end of this presentation).
(3) Community NOI Margin unfavorably impacted due to addition of Acquisition Communities at lower occupancy levels.
(4) Same-Store Community Portfolio includes operating results and data for 55 consolidated communities. See appendix at the end of this presentation for definitions.
(5) Excludes The Wellington at North Bend Crossing – Vista, December 31, 2024 acquisition in Cincinnati, OH, which was not in operation at closing. Community never opened due to foreclosure on the construction borrower but was opened by Sonida in July 2025.

Find your joy here.

12

Integrated Operating Model that Benefits from Market Densification

SONIDA SENIOR LIVING

Operating and Investor Model Driving Higher Synergies and Returns for Shareholders

Unique Owner / Operator / Investor Model

Owner

- ✓ Pure-play focus on senior living
- ✓ Speed, control and flexibility to actively asset manage portfolio (i.e., acquisitions/dispositions, re-development, clustering)

Operator

- ✓ Vertical integration provides full control of operations
- ✓ Scalability and operating efficiencies from regional clusters / densification

Investor

- ✓ C-Corp structure allows for reinvestment of cash-flow towards highest return opportunities
- ✓ Operating synergies and local market intelligence leveraged to drive higher yields and shareholder returns

Benefits of Regional Densification Strategy

- ✓ Leverages local and regional operating structures (operations, sales & marketing, clinical)
- ✓ Enhanced market knowledge and expertise
- ✓ Operating synergies across marketing, insurance, food & recruiting
- ✓ Ability to rapidly integrate tuck-in acquisitions
- ✓ Flexibility to manage staffing needs across local and regional portfolios
- ✓ Wider leadership and development opportunities supports talent retention and growth

Find your joy here.

13

Evolution of Sonida 14 -Occupancy troughs at 75.0% and NOI Margin(1) troughs at (3.6)% -Conversant Capital leads $155M recapitalization -Debt modification with Fannie Mae, discounted loan purchases -$48M PIPE from largest shareholders -Occupancy, RevPOR, NOI, Margin growth on Same-Store Community portfolio -$130M overnight equity offering -$150M corporate credit facility -$296M of community acquisitions since 2024 -Announcement of CNL Healthcare Properties merger, which will create $3 billion pure-play senior housing owner- operator Goal-Driven Strategic Execution Covid Distress Recapitalization Balance Sheet Optimization Organic Growth Accelerated Inorganic Growth Pivot to Inorganic Growth Q1 2020+ Nov 2021 2022 – Q1 2024 2023+ 2024+ Nov 2025 (1) NOI Margin is a non-GAAP financial measure. See appendix at the end of this presentation for reconciliations of non-GAAP financial measures.

Multiple Levers for Sustained Long-Term Growth

SONIDA SENIOR LIVING

Flexible balance sheet and strong free cash flow profile position the Company to drive additional investment

Continued Same-Store Community Growth

Pure-play senior housing company with 9,342 Total Units[(1)]

Significant industry tailwinds driving occupancy, rent and above-average same-store NOI growth

Value-Add Investment Strategy

Deliver high ROI investments in existing portfolios, including repositioning, densification, and re-development projects

Create larger, higher-margin campuses

Continued Inorganic Growth Strategy

Enhanced balance sheet to pursue external growth

2024 acquisitions tracking ahead of underwriting with 10% yield-on-cost based on Q3 2025 annualized NOI[(2)]

Unique Upside as Owner, Operator & Investor

Ability to curate portfolio mix and regional clusters with incremental operating-level benefits of scale

(1) Based on Total Units as of September 30, 2025. See appendix at the end of this presentation for definitions.
(2) Based on quarter ended September 30, 2025 annualized NOI (pre-management fees), divided by acquisition cost for wholly-owned and JV assets; all figures for JV assets included at pro rata ownership.

Find your joy here.

15

Financial Performance & Highlights 16

Q3 2025 Financial Comparisons: Same-Store Communities[1]

SONIDA SENIOR LIVING

Occupancy of 87.7% highest quarter post-COVID
Occupancy growth: 90 bps vs Q2'25

$ in millions, except RevPAR and RevPOR	Q3'25	Q3'24	Q3'25 vs Q3'24 YoY Change	Q2'25	Q3'25 vs Q2'25 QoQ Sequential Change
Weighted Average Occupancy	87.7%	87.1%	60 bps	86.8%	90 bps
RevPAR[2]	$3,817	$3,623	5.4%	$3,787	0.8%
RevPOR[2]	$4,353	$4,158	4.7%	$4,361	(0.2)%
Resident Revenue	$58.9	$55.9	5.4%	$58.5	0.7%
Adjusted Operating Expenses[3]	$42.8	$40.2	6.5%	$41.8	2.4%
Community NOI[2]	$16.1	$15.7	2.5%	$16.7	(3.6)%
Community NOI Margin[2]	27.3%	28.1%	(80) bps	28.5%	(120) bps

Figures rounded to the nearest tenth and numbers presented may vary to numbers presented in the appendix due to rounding.

(1) Based on Same-Store Community Portfolio which includes operating results and data for 55 consolidated communities See appendix at the end of this presentation for definitions and reconciliation of non-GAAP financial measures.

(2) Same-Store RevPAR and Same-Store RevPOR are KPIs (see appendix at the end of this presentation for definitions). Same-Store Community NOI and Same-Store Community NOI Margin are non-GAAP financial measures (see reconciliation of non-GAAP financial measures in appendix tables at the end of this presentation).

(3) Adjusted Operating Expenses exclude professional fees, settlement expense, non-income tax, non-property tax, casualty gains and losses, and other expenses (corporate operating expenses not allocated to the communities). See reconciliation of non-GAAP financial measures in appendix tables at the end of this presentation.

Find your joy here.

17

Q3 2025 Financial Comparisons: Acquisition Communities At-Share[(1)]

SONIDA SENIOR LIVING

Occupancy growth: 180 bps vs Q2'25
Resident Revenue growth: 14.5% vs Q2'25
Community NOI growth: 22.0% vs Q2'25

$ in millions, except RevPAR and RevPOR	Q3'25	Q2'25	Sequential Change
Weighted Average Occupancy	79.1%	77.3%	180 bps
RevPAR[(2)]	$4,904	$4,793	2.3%
RevPOR[(2)]	$6,203	$6,205	0.0%
Resident Revenue	$19.8	$17.3	14.5%
Adjusted Operating Expenses[(3)]	$14.8	$13.2	12.1%
Community NOI	$5.0	$4.1	22.0%
Community NOI Margin	25.3%	23.7%	160 bps

Q3'25 and Q2'25 include the impact from East Lake, FL (May 30) and Alpharetta, GA (June 1) acquisitions

Q3'25 includes the impact from The Wellington at North Bend Crossing – Vista, (opened in July 2025) and Mansfield, TX (September 4) acquisitions

Figures rounded to the nearest tenth and numbers presented may vary to numbers presented in the appendix due to rounding.

(1) At-Share reflects acquisitions at Sonida's respective ownership share: Stone JV acquisition (32.71% ownership share) and Palatine JV acquisition (51% ownership share). Acquisition Communities include East Lake, FL (May 30), Alpharetta, GA (June 1) and Mansfield, TX (September 4) as well as The Wellington at North Bend Crossing – Vista, December 31, 2024 acquisition in Cincinnati, OH, which was not in operation at closing. Community never opened due to foreclosure on the construction borrower but was opened by Sonida in July 2025. See appendix at the end of this presentation for definition of Acquisition Communities.

(2) Acquisition Communities at-share RevPAR and RevPOR are KPIs (see appendix at the end of this presentation for definitions). Acquisition at-share Community NOI and Community NOI Margin are non-GAAP financial measures. See reconciliation of non-GAAP financial measures in appendix tables at the end of this presentation.

(3) Adjusted Operating Expenses exclude professional fees, settlement expense, non-income tax, non-property tax, casualty gains and losses, and other expenses (corporate operating expenses not allocated to the communities). See reconciliation of non-GAAP financial measures in appendix tables at the end of this presentation.

Find your joy here.

18

Q3 2025 Financial Comparisons: Total Portfolio At-Share[(1)]

SONIDA SENIOR LIVING

YoY Community NOI growth: $3.6M or 20.7%

$ in millions, except RevPAR and RevPOR	Q3'25	Q3'24	YoY Change
Available Units	7,033	6,113	+920
Weighted Average Occupancy	85.3%	85.2%	10 bps
RevPAR[(2)]	$4,037	$3,681	9.7%
RevPOR[(2)]	$4,732	$4,319	9.6%
Resident Revenue	$85.2	$67.5	26.2%
Adjusted Operating Expenses[(3)]	$64.2	$50.1	28.1%
Community NOI[(2)]	$21.0	$17.4	20.7%
Community NOI Margin[(2)]	24.6%	25.8%	(120) bps

Weighted Average Occupancy and Community NOI Margin unfavorably impacted due to addition of Acquisition Communities at lower occupancy levels (see previous slide)

Figures rounded to the nearest tenth and numbers presented may vary to numbers presented in the appendix due to rounding.
(1) Total Portfolio At-Share includes the results from the Company's Same-Store, Acquisition and Repositioning Portfolios. See appendix at the end of this presentation for definitions.
(2) RevPAR and RevPOR are KPIs (see appendix at the end of this presentation for definitions). Community NOI and Community NOI Margin are non-GAAP financial measures. See reconciliation of non-GAAP financial measures in appendix tables at the end of this presentation).
(3) Adjusted Operating Expenses exclude professional fees, settlement expense, non-income tax, non-property tax, casualty gains and losses, and other expenses (corporate operating expenses not allocated to the communities). See reconciliation of non-GAAP financial measures in appendix tables at the end of this presentation.

Find your joy here.

19

83.5 75.0 77.7 81.0 81.3 81.5 82.3 82.9 83.5 83.6 83.8 84.8 85.8 85.8 86.1 87.1 86.8 86.8 86.5 87.7 88.0 84.2 76.3 79.4 82.2 82.1 82.7 83.4 84.0 84.3 84.9 84.8 86.2 86.5 87.0 87.3 88.1 87.5 87.7 87.6 89.1 89.0 Q4 '19 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1' 23 Q2' 23 Q3' 23 Q4' 23 Q1' 24 Q2' 24 Q3' 24 Q4' 24 Q1' 25 Q2' 25 Q3' 25 Oct '25 Weighted Average Occupancy End of Period Spot Occupancy Same-Store Occupancy Growth(1) 20 Quarterly Occupancy (in %) Pandemic low point (1) Same-Store Community Portfolio (see appendix at the end of this presentation for definitions) includes operating results and data for 55 communities consolidated as of September 30, 2025. The February 2022 acquisitions of the Plainfield and Brownsburg communities are included in the Same-Store occupancy starting in March 2022. Pre-pandemic October 2025 Occupancy: Weighted Average 88.0% / End of Period Spot 89.0%

Same-Store Revenue Highlights[1]

SONIDA SENIOR LIVING

Underlying RevPOR Growth Remains Strong Through Q3'25 Despite Medicaid Headwinds

RevPOR YoY Rate Changes[2]

Care Level	Q3'25	Q3'24	Difference	% Change
Independent Living	$ 2,984	$ 2,868	$ 116	4.0%
Assisted Living	$ 4,980	$ 4,786	$ 194	4.0%
Memory Care	$ 6,556	$ 6,337	$ 219	3.4%
Blended Total	**$ 4,353**	**$ 4,158**	**$ 195**	**4.7%**

RevPOR QoQ Rent Trend[2]



$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
(0.6%)
2.6%
3.7%
(0.3%)
0.3%
1.8%
2.8%
(0.2%)
$3,940
$3,917
$4,020
$4,170
$4,158
$4,170
$4,244
$4,361
$4,353
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25
Rate
QoQ% Change



Private Rent: +4.9% YoY
$60M
$50M
$40M
$30M
$20M
$10M
$0M
$49.6M
$47.3M
Q3'25
Q3'24



Medicaid Rent: +6.7% YoY
$5.0M
$4.5M
$4.0M
$3.5M
$3.0M
$2.5M
$2.0M
$1.5M
$1.0M
$0.5M
$0.0M
$4.8M
$4.5M
Q3'25
Q3'24



Level of Care: +14.3% YoY
$4.5M
$4.0M
$3.5M
$3.0M
$2.5M
$2.0M
$1.5M
$1.0M
$0.5M
$0.0M
$4.0M
$3.5M
Q3'25
Q3'24



Other Income: +5.9% YoY
$800k
$780k
$760k
$740k
$720k
$700k
$680k
$660k
$640k
$620k
$600k
$787k
$743k
Q3'25
Q3'24

(1) Same-Store Community Portfolio includes operating results and data for 55 communities consolidated as of September 30, 2025. See appendix at the end of this presentation for definitions.
(2) Includes Private Pay and Medicaid base rent only.

Find your joy here.

21

$14.1M $13.6M $14.9M $14.6M $15.0M $15.2M $15.0M $15.2M $15.8M 27.3% 26.3% 28.0% 26.4% 26.9% 27.1% 26.2% 26.0% 26.8% 21.5% 22.5% 23.5% 24.5% 25.5% 26.5% 27.5% 28.5% $12.5M $13.0M $13.5M $14.0M $14.5M $15.0M $15.5M $16.0M 09/ 202 3 12/ 202 3 03/ 202 4 06/ 202 4 09/ 202 4 12/ 202 4 03/ 202 5 06/ 202 5 09/ 202 5 Non-Labor Operating Expense % of Revenue Same-Store Demonstrates Continued Cost Discipline(1) 22 (1) Same-Store Community Portfolio includes operating results and data for 55 communities consolidated as of September 30, 2025. See appendix at the end of this presentation for definitions. (2) Excludes benefits. (3) Amounts calculated as a percentage of revenues exclude non-recurring state grants in all periods. Total Operating Expense Excluding Labor Costs Trend as a Percent of Revenue (3) Q3’23 Q4’23 Q1’24 Q2’24 Q3’24 Q4’24 Q1’25 Q2’25 Q3’25 $23.0M $23.0M $23.5M $23.1M $23.9M $24.1M $24.7M $25.0M $25.6M 44.7% 44.4% 44.3% 41.7% 42.7% 43.1% 43.2% 42.7% 43.4% 40.0% 40.5% 41.0% 41.5% 42.0% 42.5% 43.0% 43.5% 44.0% 44.5% 45.0% $0.0M $5.0M $10.0M $15.0M $20.0M $25.0M $30.0M 09/2023 12/2023 03/2024 06/2024 09/2024 12/2024 03/2025 06/2025 09/2025 Direct Labor Contract Labor Other Labor % of Revenue Labor Costs Trend as a Percent of Revenue (2)(3) Q3’23 Q4’23 Q1’24 Q2’24 Q3’24 Q4’24 Q1’25 Q2’25 Q3’25 Category Q3'25 Q3'24 Difference Direct Labor 34.8% 33.5% (1.3%) Contract Labor 0.2% 1.0% 0.8% Other Labor 8.4% 8.2% (0.2%) Total 43.4% 42.7% (0.7%)

Capitalization Summary as of September 30, 2025

SONIDA SENIOR LIVING

Debt Summary

Lender / (# of Communities)	Maturity	Rate Type	Interest Rate[1]		Debt Outstanding
Fannie Mae - (18 communities)	2029	Fixed	4.35%	$	218,079
Fannie Mae MCF Fixed - (19)	2029	Fixed	5.13%	$	147,969
Fannie Mae MCF Variable	2029	Variable/Capped (2)	6.14%	$	49,195
Ally - (19)	2028	Variable/Capped (2)	6.93%	$	122,000
Mortgage Lender #1 - (1)	2029	Variable/Capped (2)	6.00%	$	9,417
Mortgage Lender #2 - (1)	2045	Fixed	3.95%	$	2,485
Mortgage Lender #3 - (1)	2031	Fixed	3.00%	$	18,250
Mortgage Lender #4 - (1)	2028	Variable	4.31%	$	9,000
Insurance and Other	2026	Fixed/Floating	5.60%	$	3,993
Consolidated JV #1 - (4)	2026+	Variable/Some Capped (2)	7.00%	$	21,690
Secured Credit Facility (14) [3]	2027	Variable	6.92%	$	86,050
Total / Wtd. Average [4]	-	-	**5.50%**	**$**	**688,128**
Unconsolidated JV #1 - (4)	2027	Fixed	7.30%	$	11,449
Non-Controlling Interest	-	-	7.65%	$	(10,627)
Total / Wtd. Average At Share	-	-	**5.50%**	**$**	**688,949**

Debt Schedule - Consolidated Communities

Year	Amortization	Paydown[6]	Maturity	Total - Year
2025 [4](5)	($1,751)	($2,000)	-	**($3,751)**
2026	($4,108)	($3,000)	($15,290)	**($22,398)**
2027	($3,301)	($3,000)	($92,346)	**($98,647)**
2028	($3,395)	-	($131,000)	**($134,395)**
2029	($135)	-	($408,426)	**($408,561)**
Thereafter	-	-	($20,376)	**($20,376)**
Totals	($12,690)	($8,000)	($667,438)	**($688,128)**

Convertible Preferred Summary

Amount Outstanding	$	51,249
Strike Price	$	40.00
Shares (*as-converted*)		1,281,205
Maturity		Perpetual
Coupon		11.0%

Enterprise Value

Closing Stock Price	$	27.72
Common Shares Outstanding		18,798,287
Market Capitalization	**$**	**521,089**
Convertible Preferred Equity	**$**	**51,249**
Consolidated Debt		688,128
Pro-rata Unconsolidated JV Debt		11,449
Less: Cash		(16,961)
Net Debt	**$**	**682,616**
Add: Non-Controlling Interest		5,387
Enterprise Value	**$**	**1,260,340**



Non - Controlling Interest (0.4%)
Common Shares/ Market Cap (41.3%)
Components of Enterprise Value
Convertible Preferred Equity (4.1%)
Net Debt (54.2%)

Note: Dollars in '000s except for share price, share count, and strike price. Numbers may vary due to rounding.

(1) Weighted average interest rate. For revolving loans, the rate displayed represents a weighted average of all days with outstanding borrowings.
(2) Variable exposure is synthetically limited with interest rate caps. Rates reflect all-in interest rate.
(3) Total aggregate commitment under the Credit Facility of up to $150 million.
(4) Excludes $13.1M of indebtedness in connection with one of the Repositioning communities, which is classified as held-for-sale on the Company's consolidated balance sheet on September 30, 2025. Currently, the Company is under LOI to sell the community on or before December 31, 2025, its amended maturity date.
(5) Includes recurring payments for financed insurance premiums of $6.2M throughout 2025.
(6) Represents remaining required paydowns on the December 2024 Fannie Mae loan extension amendment.

Find your joy here.

23

Capital Allocation Strategy 24

Primed to Pursue Compelling Inorganic Growth Opportunity

Sonida Senior Living

Sonida is a Differentiated Acquiror Amidst Market Dislocation, Advantageously Combining Characteristics of Both REITs and Operators

Opportune Time to Consolidate a Dislocated Market

Anticipated Beginning of Multi-Year Senior Housing Recovery
Favorable industry tailwinds (aging population and low supply) expected to drive positive net absorption going forward

Distressed Capital Structures
Overleveraged capital structures coupled with more conservative underwriting from lenders creates a significant opportunity for a well-capitalized buyer

Few Institutional Operators
Many operators are poorly capitalized to invest in platforms that support both scale and operational excellence

Sonida is A Differentiated Acquiror

Full Control of Operations
- ✓ Willing and able to turnaround distressed situations
- ✓ Access to real-time data to aid investment decisions

Creative Ways to Finance Acquisitions
- ✓ Can tailor investment structures depending on deal profile across wide range of instruments

Financing Capabilities
- ✓ Excellent relationships with lenders
- ✓ Strong liquidity and corporate credit facility of $150M

Operating Model
- ✓ Operating model unlocks greater asset performance through economies of scale synergies

Deal Networking
- ✓ Local / regional teams cultivate relationships for off-market deals

Sonida has acquired **23 Communities** (eight through JVs) representing 1,960 Units[(1)] since 2024

(1) Based on Total Units as of September 30, 2025. See appendix at the end of this presentation for definitions.

Find your joy here.

25

U.S. Senior Housing Trends: Continued Favorable Set-Up Data sourced from Oxford Economics, US Census and NIC MAP 750,000 800,000 850,000 900,000 950,000 1,000,000 ' 1 9 ' 2 0 ' 2 1 ' 2 2 Q 1 ' 2 3 Q 2 ' 2 3 Q 3 ' 2 3 Q 4 ' 2 3 Q 1 ' 2 4 Q 2 ' 2 4 Q 3 ' 2 4 Q 4 ' 2 4 Q 1 ' 2 5 Q 2 ' 2 5 Q 3 ' 2 5 Occupied Senior Housing Units (000s) - Primary Markets Demographic-driven Demand Acceleration + Market-driven Decelerating Supply Seniors Housing Demand Expected to Increase Further as 80+ Population Expands Limited New Supply Drives Multi-Year Occupancy Gains Senior Housing Units Under Construction – Primary & Secondary Markets 15,000 20,000 25,000 30,000 35,000 40,000 45,000 50,000 55,000 60,000 65,000 70,000 75,000 % Occ % Inventory and Absorption Unit Starts Period Average Q3’15 Q3’25 26 Highest on record Occupied Senior Housing Units Continue to Climb in Q3’25 Primary Markets & Secondary Markets 75% 77% 79% 81% 83% 85% 87% 89% 91% 93% 95% -25,000 -20,000 -15,000 -10,000 -5,000 0 5,000 10,000 15,000 20,000 25,000 Absorption Inventory Growth Occupancy Q3’15 Q3’25 Absorption, Inventory Growth and Occupancy – Primary & Secondary Markets Q3’25 vs Q3’23 Occupancy +450 bps Q3’25 down 83% from peak •Rapid near-term growth: The 80+ population is expected to grow by more than 25% over the next five years •Significant long-term increase: By 2035, the 80+ population is projected to reach almost 23 million, up from 14.7 million in 2025 •The growth rate for the 80+ age group is projected to exceed that of every other age group

September 2025 Acquisition

- Acquired High-Quality and Newer Vintage Senior Housing Community Located in Dallas-Fort Worth Submarket for $15.5M
- Brings Sonida's DFW Total Portfolio to 9 Assets and 21 Total in Texas



Cedar Bluff AL & MC – Mansfield, TX

Property is situated in strong corridor sharing a driveway with senior-centric healthcare providers and referral sources such as a kidney dialysis center, renal care, orthopedic specialists, and GI specialists and sits immediately across the street from a 294-bed hospital.



Fort Worth
Dallas
Mansfield, TX
New Acquisition
Owned
Managed

98
Total Units

~$159,000
Per Unit Purchase Price

62
Assisted Living

2016
Construction Completed

36
Memory Care

Potential Double-Digit Yield
Upon Stabilization

Find your joy here.

27

2024 Acquisition Cohort: Trending Ahead of Plan[1]

SONIDA SENIOR LIVING

- Anticipated 18-24 Month Timeline for Stabilization of Distressed and Underperforming Assets Acquired
- Underwritten to 10%+ Stabilized Yield on Cost Driven Primarily by Occupancy and Margin
- Improvements Implemented in People, Processes and Systems
- **2024 Cohort Ahead of Underwriting at Approximately 10%+ Annualized Yield on Cost YTD 2025**



Joint Ventures
Wholly-Owned
11 Assets
$145M
8 Assets
$107M

YTD'25 vs December 2024 (annualized)

Weighted Average Occupancy[2]	Community NOI[2]	Community NOI Margin[2]
+210 bps	**+96.4%**	**+1,190 bps**



Summit Corners
Macedonia, OH



Waterford of Round Rock (Palatine JV)
Round Rock, TX



The Ashton at Anderson (Stone JV)
Cincinnati, OH



The Addison of St. Johns (Palm Portfolio)
St. Augustine, FL



The Addison of Sandy Springs
Peachtree Corners, GA

Find your joy here.

(1) Excludes The Wellington at North Bend Crossing – Vista, December 31, 2024 acquisition in Cincinnati, OH, which was not in operation at closing. Community never opened due to foreclosure on the construction borrower but was opened by Sonida in July 2025.
(2) At-share.

28

Appendix – Supplemental Information 29

A-1 Operating Highlights A-2 Community NOI A-3 Net Operating Income Reconciliation A-4 Adjusted EBITDA Reconciliation A-5 Table of Contents Sonida Investment Portfolio - Market Fundamentals Definitions A-6 Non-GAAP Financial Measures 30 A-7

Definitions A-1 Acquisition Community Portfolio is defined by the Company as communities that are wholly or partially owned, acquired in the current or prior year and are not operational in both years. An operational community is defined as a community that has maintained its certificate of occupancy and has made at least 80% of its wholly or partially owned units available for five consecutive quarters. Available Units is defined by the Company as all units that are part of the Total Portfolio, excluding those that were out of service for the named period. Available Units is used in the calculation of RevPAR and occupancy. Repositioning Portfolio is defined by the Company as communities that are wholly or partially owned and have undergone or are undergoing strategic repositioning as a result of significant changes in the business model, care offerings, and/or capital re-investment plans, that in each case, have disrupted, or are expected to disrupt, normal course operations. These communities will be included in the Same-Store Community Portfolio once operating under normal course operating structures for the full year in each year beginning as of January 1st of the prior year. RevPAR, or average monthly revenue per Available Unit, is defined by the Company as resident revenue for the period, divided by the weighted average number of Available Units in the corresponding portfolio for the period, divided by the number of months in the period. RevPOR, or average monthly revenue per occupied unit, is defined by the Company as resident revenue for the period, divided by the weighted average number of occupied units in the corresponding portfolio for the period, divided by the number of months in the period. Same-Store Community Portfolio is defined by the Company as communities that are consolidated, wholly or partially owned, and operational for the full year in each year beginning as of January 1st of the prior year. Consolidated communities excluded from the same-store community portfolio include the Acquisition Community Portfolio, the Repositioning Portfolio, and certain communities that have experienced a casualty event that has significantly impacted their operations. Total Portfolio is defined by the Company as all communities that are wholly or partially owned and managed communities that are not owned. Total Owned Operating Portfolio is defined by the Company as all communities that are consolidated and wholly owned. Total Units is defined by the Company as all units that are part of the Total Portfolio, including those that were out of service for the named period.

Non-GAAP Financial Measures A-2 This Investor Presentation contains the financial measures (1) Net Operating Income, (2) Net Operating Income Margin, (3) Adjusted EBITDA, (4) Adjusted Operating Expenses, and (5) Same-store amounts for these metrics, each of which is not calculated in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). Presentations of these non-GAAP financial measures are intended to aid investors in better understanding the factors and trends affecting the Company’s performance and liquidity. However, investors should not consider these non-GAAP financial measures as a substitute for financial measures determined in accordance with GAAP, including net income (loss), income (loss) from operations, net cash provided by (used in) operating activities, or revenue. Investors are cautioned that amounts presented in accordance with the Company’s definitions of these non-GAAP financial measures may not be comparable to similar measures disclosed by other companies because not all companies calculate non-GAAP measures in the same manner. Investors are urged to review the reconciliations of these non-GAAP financial measures from the most comparable financial measures determined in accordance with GAAP, which are included below. The Company believes that presentation of Net Operating Income and Net Operating Income Margin as performance measures is useful to investors because such measures are some of the metrics used by the Company’s management to evaluate the performance of the Company’s owned portfolio of communities, to review the Company’s comparable historic and prospective core operating performance of the Company’s owned communities, and to make day-today operating decisions. The Company also believes that the presentation of such non-GAAP financial measures and Adjusted EBITDA is useful to investors because such measures provide an assessment of operational factors that management can impact in the short-term, primarily revenues and the controllable cost structure of the organization, by eliminating items related to the Company’s financing and capital structure and other items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods. Net Operating Income, Net Operating Income Margin, and Adjusted Operating Expenses have material limitations as performance measures, including the exclusion of general and administrative expenses that are necessary to operate the Company and oversee its communities. Furthermore, such non-GAAP financial measures and Adjusted EBITDA exclude (i) interest that is necessary to operate the Company’s business under its current financing and capital structure, and (ii) depreciation, amortization, and impairment charges that may represent the wear and tear and/or reduction in value of the Company’s communities and other assets and may be indicative of future needs for capital expenditures. The Company may also incur income/expense similar to those for which adjustments may be made and such income/expense may significantly affect the Company’s operating results. Net Operating Income and Net Operating Income Margin are non-GAAP performance measures that the Company defines as net income (loss) excluding: general and administrative expenses (inclusive of stock-based compensation expense), interest income, interest expense, other income (expense), provision for income taxes, management fees, and further adjusted to exclude income/expense associated with non-cash, non-operational, transactional, or organizational restructuring items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods. For the periods presented herein, such other items include depreciation and amortization expense, transaction, transition and restructuring costs, impairment of assets held for sale, gain on extinguishment of debt, loss from equity method investment, casualty loss, non-recurring settlement fees, non-income tax, and non-property tax. Net Operating Income Margin is calculated by dividing Net Operating Income by resident revenue. The Company presents these non-GAAP measures on a consolidated community and same-store community basis. Adjusted EBITDA is a non-GAAP performance measure that the Company defines as net income (loss) excluding: depreciation and amortization expense, interest income, interest expense, other expense/income, provision for income taxes; and further adjusted to exclude income/expense associated with non-cash, non-operational, transactional, or organizational restructuring items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods. For the periods presented herein, such other items include stock-based compensation expense, provision for credit losses, impairment of assets held for sale, casualty losses, and transaction, transition and restructuring costs.

Operating Highlights

	2024 Q1	2024 Q2	2024 Q3	2024 Q4	FY 2024	2025 Q1	2025 Q2	2025 Q3	FY 2025
Same-Store									
Resident Revenue	$ 53,133	$ 55,363	$ 55,905	$ 56,039	$ 220,440	$ 57,238	$ 58,524	$ 58,928	$ 174,690
Community NOI	$ 13,239	$ 16,156	$ 15,679	$ 15,275	$ 60,349	$ 16,054	$ 16,714	$ 16,087	$ 48,855
Community NOI Margin	24.9%	29.2%	28.0%	27.3%	27.4%	28.0%	28.6%	27.3%	28.0%
Units available	5,138	5,140	5,143	5,151	5,143	5,164	5,152	5,147	5,154
Weighted average occupancy	85.7%	86.1%	87.1%	87.0%	86.5%	87.0%	86.8%	87.7%	87.2%
RevPOR	$ 4,020	$ 4,170	$ 4,158	$ 4,170	$ 4,130	$ 4,244	$ 4,361	$ 4,353	$ 4,319
RevPAR	$ 3,447	$ 2,590	$ 3,623	$ 3,626	$ 3,572	$ 3,694	$ 3,787	$ 3,817	$ 3,766
Acquisitions At-Share									
Resident Revenue		$ 1,168	$ 4,470	$ 14,682	$ 20,320	$ 15,980	$ 17,281	$ 19,774	$ 53,035
Community NOI		$ 175	$ 561	$ 3,176	$ 3,912	$ 4,162	$ 4,090	$ 4,966	$ 13,218
Community NOI Margin		15.0%	12.6%	21.6%	19.3%	26.0%	23.7%	25.1%	24.9%
Units available		114	421	1,091	405	1,151	1,202	1,344	1,232
Weighted average occupancy		55.8%	61.3%	76.0%	70.9%	76.7%	77.3%	79.1%	77.7%
RevPOR		$ 6,119	$ 5,769	$ 5,901	$ 5,898	$ 6,038	$ 6,205	$ 6,203	$ 6,152
RevPAR		$ 3,429	$ 3,540	$ 4,484	$ 4,176	$ 4,629	$ 4,793	$ 4,904	$ 4,782
Total Portfolio At-Share(1)									
Resident Revenue	$ 60,737	$ 63,907	$ 67,506	$ 77,610	$ 269,760	$ 79,935	$ 82,427	$ 85,168	$ 247,530
Community NOI	$ 14,915	$ 17,857	$ 17,373	$ 19,203	$ 69,348	$ 20,452	$ 21,465	$ 21,008	$ 62,925
Community NOI Margin	24.6%	27.9%	25.7%	24.7%	25.7%	25.6%	26.0%	24.7%	25.4%
Units available	5,692	5,808	6,113	6,794	6,100	6,869	6,898	7,033	6,933
Weighted average occupancy	85.9%	85.6%	85.2%	84.9%	85.4%	84.7%	84.6%	85.3%	84.9%
RevPOR	$ 4,140	$ 4,287	$ 4,319	$ 4,486	$ 4,316	$ 4,578	$ 4,709	$ 4,732	$ 4,674
RevPAR	$ 3,557	$ 3,668	$ 3,681	$ 3,808	$ 3,685	$ 3,879	$ 3,983	$ 4,037	$ 3,967

Note: Dollars in '000s except for RevPOR and RevPAR. Numbers may vary due to rounding.
(1) Total Portfolio At-Share includes the results from the company's Repositioning Portfolio. Repositioning Portfolio Community NOI and Community NOI Margin are $0.0M and -1.0% for Q3'25 and $0.7M and 10.0% for Q2'25, respectively.

Find your joy here.

A-3

Community NOI

	2024 Q1	2024 Q2	2024 Q3	2024 Q4	FY 2024	2025 Q1	2025 Q2	2025 Q3	FY 2025
Resident Revenue									
Independent Living[1]	$ 16,305	$ 16,961	$ 17,290	$ 17,181	$ 67,737	$ 17,308	$ 17,685	$ 17,582	$ 52,575
Assisted Living[1]	26,841	28,237	28,181	28,619	111,878	29,368	30,077	30,254	89,699
Memory Care[1]	9,275	9,457	9,693	9,513	37,938	9,837	10,018	10,305	30,160
Community Fees	440	466	468	460	1,834	454	444	493	1,391
Other Income	272	242	273	266	1,053	271	300	294	865
Total Same-Store Community Resident Revenue	53,133	55,363	55,905	56,039	220,440	57,238	58,524	58,928	174,690
Resident Revenue for Non Same-Store Communities	7,604	7,745	11,046	21,014	47,409	22,017	23,321	25,669	71,007
Consolidated Resident Revenue	60,737	63,108	66,951	77,053	267,849	79,255	81,845	84,597	245,697
Less: Noncontrolling Interest	-	-	(1,584)	(1,516)	(3,100)	(1,607)	(1,752)	(1,836)	(5,195)
Plus: Pro Rata Resident Revenue for Unconsolidated Joint Venture	-	799	2,139	2,073	5,011	2,287	2,334	2,407	7,028
Total Resident Revenue, At-Share	$ 60,737	$ 63,907	$ 67,506	$ 77,610	$ 269,760	$ 79,935	$ 82,427	$ 85,168	$ 247,530
Adjusted Operating Expenses									
Total Labor And Related Expenses[2]	$ 24,711	$ 24,020	$ 24,616	$ 25,232	$ 98,579	$ 25,826	$ 26,081	$ 27,120	$ 79,027
Contract Labor	311	554	571	362	1,798	364	490	(88)	766
Food	2,782	2,961	2,973	2,960	11,676	2,550	2,873	3,016	8,439
Utilities	2,948	2,352	2,820	2,619	10,739	3,149	2,625	2,993	8,767
Real Estate Taxes	1,817	2,076	1,884	1,788	7,565	1,915	1,990	1,945	5,850
Advertising And Promotions	930	920	1,009	981	3,840	1,033	997	1,049	3,079
Insurance	1,188	1,179	1,107	1,128	4,602	1,132	1,087	1,150	3,369
Supplies	969	915	905	985	3,774	867	914	886	2,667
Service Contracts	1,253	1,181	1,257	1,346	5,037	1,548	1,402	1,470	4,420
All Other Operating Expenses	2,985	3,049	3,084	3,363	12,481	2,800	3,351	3,300	9,451
Total Same-Store Adjusted Operating Expense	39,894	39,207	40,226	40,764	160,091	41,184	41,810	42,841	125,835
Adjusted Operating Expenses for Non Same-Store Communities	5,928	6,285	9,636	17,241	39,090	17,930	18,799	20,992	57,721
Other Operating Expenses[3]	495	489	630	1,220	2,834	1,300	811	1,315	3,426
Total Operating Expense	46,317	45,981	50,492	59,225	202,015	60,414	61,420	65,148	186,982
Less: Other Operating Expenses[3]	(495)	(489)	(630)	(1,220)	(2,834)	(1,300)	(811)	(1,315)	(3,426)
Less: Noncontrolling Interest		-	(1,371)	(1,455)	(2,826)	(1,414)	(1,477)	(1,470)	(4,361)
Plus: Pro Rata Operating Expenses for Unconsolidated Joint Venture		558	1,642	1,857	4,057	1,783	1,830	1,797	5,410
Total Adjusted Operating Expenses, At-Share	$ 45,822	$ 46,050	$ 50,133	$ 58,407	$ 200,412	$ 59,483	$ 60,962	$ 64,160	$ 184,605
Net Operating Income									
Same-Store Community NOI	$ 13,239	$ 16,156	$ 15,679	$ 15,275	$ 60,349	$ 16,054	$ 16,714	$ 16,087	$ 48,855
Same-Store Community NOI Margin	24.9%	29.2%	28.0%	27.3%	27.4%	28.0%	28.6%	27.3%	28.0%
Non Same-Store Community NOI	$ 1,676	$ 1,460	$ 1,410	$ 3,773	$ 8,319	$ 4,087	$ 4,522	$ 4,677	$ 13,286
Non Same-Store Community NOI Margin	22.0%	18.9%	12.8%	18.0%	17.5%	18.6%	19.4%	18.2%	18.7%
Total Community NOI	$ 14,915	$ 17,616	$ 17,089	$ 19,048	$ 68,668	$ 20,141	$ 21,236	$ 20,764	$ 62,141
Less: Noncontrolling Interest	$	$ -	$ (213)	$ (60)	$ (273)	$ (193)	$ (275)	$ (366)	$ (834)
Plus: Pro Rata NOI for Unconsolidated Joint Venture	$	$ 241	$ 497	$ 215	$ 953	$ 504	$ 504	$ 610	$ 1,618
Total Community NOI, At-Share	$ 14,915	$ 17,857	$ 17,373	$ 19,203	$ 69,348	$ 20,452	$ 21,465	$ 21,008	$ 62,925

Portfolio Unit Build
(as of September 30, 2025)

Total Units	9,342
Owned Units, At-Share [4][5]	7,307
Available Units, At-Share [4][5][6]	7,161

Note: Dollars in 000s. Numbers may vary due to rounding.
(1) Includes Second Person and Level of Care fees.
(2) Includes benefits, overtime, payroll taxes and related labor costs, excluding contract labor.
(3) Other Operating Expenses includes casualty gains and losses, settlement expense, non-income tax, non-property tax, and other expenses.
(4) At-share applies to Sonida's ownership share in JVs. KZ JV acquisition (Sonida's 32.71% ownership share) and Palatine JV acquisition (Sonida's 51% ownership share).
(5) Excludes managed communities.
(6) Excludes 146 Owned Units that are out of service.

Find your joy here.

A-4

Net Operating Income Reconciliation

	2024 Q1	2024 Q2	2024 Q3	2024 Q4	FY 2024	2025 Q1	2025 Q2	2025 Q3	FY 2025
Net income (loss)	**$ 27,019**	**$ (9,816)**	**$ (14,265)**	**$ (6,218)**	**$ (3,280)**	**$ (13,025)**	**$ (1,973)**	**$ (27,348)**	**$ (42,346)**
General and administrative expense	6,812	8,713	9,695	11,047	36,267	8,472	9,729	10,529	28,730
Transaction, transition and restructuring costs[1]	399	465	2,098	768	3,730	610	461	6,174	7,245
Depreciation and amortization expense	9,935	10,067	10,729	13,320	44,051	13,686	13,646	14,627	41,959
Impairment of assets held for sale	-	-	-	-	-	-	-	4,733	4,733
Interest income	(139)	(387)	(853)	(302)	(1,681)	(242)	(986)	(394)	(1,622)
Interest expense	8,591	8,964	9,839	9,596	36,990	9,446	9,271	9,910	28,627
Gain on extinguishment of debt, net	(38,148)	-	-	(10,388)	(48,536)	-	-	-	-
Loss from equity method investment	-	35	146	714	895	330	383	374	1,087
Other (income) expense, net	479	(253)	153	161	540	550	(9,063)	1,902	(6,611)
Provision for income tax	66	59	68	46	239	75	91	88	254
Management fees	(594)	(720)	(1,151)	(916)	(3,381)	(1,061)	(1,134)	(1,146)	(3,341)
Other expenses[2]	495	489	630	1,220	2,834	1,300	811	1,315	3,426
Total Community NOI	14,915	17,616	17,089	19,048	68,668	20,141	21,236	20,764	62,141
Less: Non Same-Store Community NOI	(1,676)	(1,460)	(1,410)	(3,773)	(8,319)	(4,087)	(4,522)	(4,677)	(13,286)
Same-Store Community NOI	$ 13,239	$ 16,156	$ 15,679	$ 15,275	$ 60,349	$ 16,054	$ 16,714	$ 16,087	$ 48,855

Note: Dollars in 000s. Numbers may vary due to rounding.
(1) Transaction, transition and restructuring costs relate to legal and professional fees incurred for transactions, restructure projects or related projects.
(2) Other Expenses includes casualty losses, settlement expense, non-income tax, non-property tax, and other expenses.

Find your joy here.

A-5

Adjusted EBITDA Reconciliation

	2024					2025			
	Q1	Q2	Q3	Q4	FY 2024	Q1	Q2	Q3	FY 2025
Adjusted EBITDA									
Net income (loss)	**27,019**	**(9,816)**	**(14,265)**	**(6,218)**	**(3,280)**	**(13,025)**	**(1,973)**	**(27,348)**	**(42,346)**
Depreciation and amortization expense	9,935	10,067	10,729	13,320	44,051	13,686	13,646	14,627	41,959
Stock-based compensation expense	575	1,211	1,408	1,175	4,369	973	1,226	1,424	3,623
Provision for credit losses	398	483	629	1,086	2,596	695	745	827	2,267
Interest income	(139)	(387)	(853)	(302)	(1,681)	(242)	(986)	(394)	(1,622)
Interest expense	8,591	8,964	9,839	9,596	36,990	9,446	9,271	9,910	28,627
Impairment of assets held for sale	-	-	-	-	-	-	-	4,733	4,733
Gain on extinguishment of debt, net	(38,148)	-	-	(10,388)	(48,536)	-	-	-	-
Other (income) expense, net	479	(253)	153	161	540	550	(9,063)	1,902	(6,611)
Provision for income taxes	66	59	68	46	239	75	91	88	254
Casualty losses[1]	298	557	267	947	2,069	775	697	1,216	2,688
Transaction, transition and restructuring costs[2]	399	465	2,098	2,925	5,887	632	439	6,174	7,245
Adjusted EBITDA	**9,473**	**11,350**	**10,073**	**12,348**	**43,244**	**13,565**	**14,093**	**13,159**	**40,817**
Noncontrolling Interest	-	-	(126)	34	(92)	(88)	(173)	(205)	(466)
Pro Rata Adjusted EBITDA for Unconsolidated Joint Venture	-	277	701	(324)	654	719	736	844	2,299
Adjusted EBITDA, At-Share	**9,473**	**11,627**	**10,648**	**12,058**	**43,806**	**14,196**	**14,656**	**13,798**	**42,650**

Note: Dollars in 000s. Numbers may vary due to rounding.

(1) Casualty losses relate to non-recurring insured claims for unexpected events.

(2) Transaction, transition and restructuring costs relate to legal and professional fees incurred for transactions, restructure projects or related projects.

Find your joy here.

A-6

Sonida Investment Portfolio - Market Fundamentals

	The Company	Unit Inventory[3] 5 mile radius of the Company site(s)[1]			Statistics - 5 mile radius: Population Growth			% of Population		Demographics			Statistics - State: Population Growth			% of Population		Demographics		
State	Communities	Existing	Under Construction	% Increase	Total	75+	Adult Child[2]	75+	Adult Child[2]	Median HH Income	Median Home Value	Unemployment %	Total	75+	Adult Child[2]	75+	Adult Child[2]	Median HH Income	Median Home Value	Unemployment %
All/Wtd Avg	84	964	7	+0.7%	+3.6%	+23.8%	+2.0%	7.9%	23.7%	$ 79,898	$ 331,706	4.2%	+3.6%	+24.1%	+1.1%	7.8%	24.2%	$ 74,083	$ 298,686	4.2%
TX	20	1,321	13	+1.0%	+5.0%	+26.3%	+7.6%	5.7%	22.3%	$ 81,042	$ 356,672	-	+5.6%	+27.4%	+7.0%	5.9%	23.3%	$ 76,389	$ 303,073	4.7%
OH	14	969	4	+0.5%	+1.0%	+20.4%	(3.2%)	9.1%	24.7%	$ 77,047	$ 265,552	4.7%	+1.3%	+21.8%	(2.9%)	8.3%	24.4%	$ 70,982	$ 236,928	4.1%
IN	12	651	-	-	+3.8%	+24.2%	+2.3%	7.5%	23.3%	$ 74,308	$ 250,183	4.3%	+2.9%	+23.7%	(0.4%)	7.6%	24.0%	$ 72,642	$ 248,000	3.9%
WI	8	482	19	+4.0%	+2.1%	+20.7%	(3.0%)	9.5%	24.6%	$ 71,169	$ 284,057	4.5%	+2.0%	+23.1%	(2.5%)	8.3%	24.9%	$ 77,373	$ 297,826	3.0%
MO	3	1,208	-	-	+1.6%	+19.7%	+1.7%	7.9%	22.1%	$ 58,199	$ 257,700	3.9%	+2.2%	+21.6%	(1.2%)	8.2%	24.0%	$ 69,643	$ 253,015	3.9%
SC	5	580	-	-	+5.5%	+24.4%	+1.7%	10.1%	23.4%	$ 75,792	$ 347,209	4.6%	+6.0%	+27.5%	+1.5%	8.5%	24.6%	$ 67,206	$ 286,667	4.6%
FL	8	778	-	-	+8.1%	+30.5%	+6.4%	7.8%	24.6%	$ 94,393	$ 443,588	4.5%	+6.0%	+22.4%	+1.7%	10.7%	25.1%	$ 73,145	$ 407,470	4.3%
AZ	1	296	-	-	+3.2%	+16.5%	(9.0%)	14.5%	23.6%	$ 60,313	$ 402,252	5.1%	+4.4%	+20.8%	+2.9%	8.9%	23.1%	$ 79,073	$ 438,043	4.7%
GA	4	1,502	-	-	+1.9%	+25.9%	+2.3%	5.5%	26.8%	$ 105,295	$ 586,820	3.5%	+4.1%	+26.5%	+2.3%	6.7%	24.8%	$ 75,209	$ 344,619	4.5%
KY	1	2,996	-	-	+0.6%	+16.5%	(1.1%)	10.1%	23.7%	$ 92,188	$ 380,576	3.9%	+2.0%	+23.7%	(2.5%)	7.8%	24.7%	$ 63,462	$ 226,645	4.6%
MA	1	1,109	-	-	(0.1%)	+20.9%	(2.4%)	7.4%	23.1%	$ 56,555	$ 277,481	5.4%	+1.0%	+20.1%	(1.8%)	8.3%	25.2%	$ 101,282	$ 609,375	4.5%
MI	1	689	-	-	(0.8%)	+20.0%	(6.2%)	8.6%	24.1%	$ 69,510	$ 187,500	4.2%	+0.8%	+21.4%	(4.5%)	8.4%	24.8%	$ 70,685	$ 251,667	5.1%
MN	1	1,311	86	+6.6%	+4.1%	+30.0%	+3.5%	6.0%	27.1%	$ 135,084	$ 445,139	2.5%	+2.1%	+21.0%	+0.1%	7.9%	24.0%	$ 88,298	$ 354,087	3.5%
MS	1	1,267	-	-	(1.7%)	+19.4%	(2.9%)	8.0%	23.6%	$ 63,068	$ 284,574	5.6%	+0.4%	+20.8%	(3.6%)	7.8%	24.0%	$ 56,818	$ 181,019	5.4%
NC	1	474	-	-	+4.5%	+15.1%	(7.0%)	19.1%	24.8%	$ 67,848	$ 337,000	4.1%	+4.8%	+25.4%	+1.6%	7.8%	24.9%	$ 70,375	$ 314,894	4.2%
NE	1	1,090	-	-	+7.7%	+28.8%	+10.9%	6.2%	25.1%	$ 132,738	$ 454,276	4.6%	+2.7%	+21.4%	+1.2%	7.7%	22.6%	$ 75,187	$ 264,912	2.5%
NY	1	231	-	-	+1.5%	+17.1%	(2.4%)	8.1%	15.1%	$ 66,484	$ 217,763	4.7%	(0.4%)	+16.9%	(3.5%)	8.5%	25.0%	$ 83,929	$ 457,143	5.6%
VA	1	1,071	-	-	+0.5%	+18.4%	+0.5%	7.5%	22.6%	$ 77,224	$ 345,833	3.9%	+2.7%	+21.9%	+0.5%	7.7%	24.8%	$ 90,692	$ 424,194	3.9%

Note: Dollars in 000s. Numbers may vary due to rounding.
Sonida portfolio data presented on 84 owned assets as of September 30, 2025 (including eight owned through JVs). Data provided by NIC MAP Vision. Demographics data is current as of January 1, 2025. NIC MAP Vision Seniors Housing Inventory data is current as of the Q3 2025 Market Fundamentals update.

(1) Based on an average of a 5-mile radius of SSL site.
(2) Adult child reflects population between the ages of 45-64.
(3) Includes independent living, assisted living, and memory care units in stand-alone and continuum communities.



Tertiary Markets (35%)
Primary Markets (33%)
Secondary Markets (32%)
Market Type Classification(4)

(4) 140 Metropolitan Statistical Area ("MSA") across the country are classified by NIC MAP Vision into three market classes based on the Total Population. Demographics data in this report is current as of January 1, 2025. The largest of these markets are the Primary Markets, where NIC MAP has been tracking data since Q4 2005. These are sometimes referred to as the MAP31 as there are 31 of these markets. The next largest are the Secondary Markets, where NIC MAP has been tracking data since 1Q2008. These markets are the next 68 largest markets. Finally, additional Markets are 41 markets located in close proximity to the 99 Primary and Secondary Markets and help to fill gaps between these Primary and Secondary Markets. NIC MAP has tracked data in Additional Markets since Q1 2015.

Find your joy here.

A-7